Fourth Quarter 2012 & 2013 Forecast Earnings Conference Call January 31, 2013

01/31/13 Safe Harbor and Non-GAAP Financial Measures Certain statements and information included in this presentation are "forward-looking statements" under the Federal Private Securities Litigation Reform Act of 1995, including our assumptions regarding general economic conditions and market conditions in each segment in 2013 and our expectations for 2013 revenue, segment revenue growth, earnings, EPS, comparable EPS, return on capital, capital expenditures, cash flow and leverage. Accordingly, these forward-looking statements should be evaluated with consideration given to the many risks and uncertainties inherent in our business that could cause actual results and events to differ materially from those in the forward-looking statements. Important factors that could cause such differences include, among others, increases or decreases in market demand in the commercial rental market, fluctuations in market demand on the sale of used vehicles impacting our pricing and our anticipated proportion of retail versus wholesale sales, higher than expected maintenance costs, lower than expected savings resulting from our company-wide cost savings initiatives, a slowdown of the economic recovery and decreases in freight demand, our ability to obtain adequate profit margins for our services, our inability to maintain current pricing levels due to soft economic conditions, uncertainty or decline in economic and market conditions affecting contractual lease demand, competition from other service providers, customer retention levels, unexpected volume declines, loss of key customers in the Supply Chain Solutions (SCS) business segment, unexpected reserves or write-offs due to the deterioration of the credit worthiness or bankruptcy of customers, changes in customers’ business environments that will limit their ability to commit to long-term vehicle leases, a decrease in credit ratings, increased debt costs, adequacy of accounting estimates, reserves and accruals particularly with respect to pension, taxes, insurance and revenue, sudden or unusual changes in fuel prices, our ability to manage our cost structure, and the risks described in our filings with the Securities and Exchange Commission. The risks included here are not exhaustive. New risks emerge from time to time and it is not possible for management to predict all such risk factors or to assess the impact of such risks on our business. Accordingly, we undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise. This presentation includes certain non-GAAP financial measures as defined under SEC rules, including operating revenue, comparable earnings, 2013 comparable EPS forecasts, comparable earnings before income tax, comparable tax rate, adjusted return on capital, total cash generated, free cash flow, total obligations and the ratios based on these financial measures. Refer to Appendix – Non- GAAP Financial Measures for more information about the non-GAAP financial measures contained in this presentation. Additional information as required by Regulation G regarding non-GAAP financial measures can be found in our most recent Form 10-K, Form 10-Q and our Form 8-K filed as of the date of this presentation with the SEC, which are available at http://investors.ryder.com Beginning in 2013, comparable earnings and the other financial measures and ratios derived from comparable earnings will exclude non-operating pension costs. Historical financial information through December 31, 2012 on pages 3 - 13 of this presentation is calculated using our old method, which includes non-operating pension costs. Forecast information for 2013 on pages 16 - 26 of this presentation is calculated using our new method, which excludes non-operating pension costs. For more information on our new calculation method and the differences between our new method and our old method, see pages 24 and 37-40. 2 Proprietary and Confidential

Contents ► Fourth Quarter 2012 Results Overview ►Asset Management Update ► 2013 Forecast ► Q & A 01/31/13 3 Proprietary and Confidential

01/31/13 4th Quarter Results Overview ► Earnings per diluted share from continuing operations were $1.07 in 4Q12 vs. $0.92 in 4Q11 – 4Q12 included a $0.10 charge for certain vehicle-related losses from Superstorm Sandy – 4Q11 included a $0.05 charge for acquisition-related restructuring costs ► Therefore, comparable earnings per share from continuing operations were $1.17 vs. $0.97 in 4Q11 ► Total revenue increased 3% (and operating revenue increased 4%) vs. prior year reflecting organic lease revenue growth, as well as increased volume and new business in the SCS automotive sector 4 Proprietary and Confidential

Key Financial Statistics Fourth Quarter ($ Millions, Except Per Share Amounts) 2012 2011 % B/(W) Operating Revenue 1,287.6$ 1,237.0$ 4% Fuel Services and Subcontracted Transportation Revenue 296.0 304.1 (3)% Total Revenue 1,583.5$ 1,541.1$ 3% Earnings Per Share from Continuing Operations 1.07$ 0.92$ 16% Comparable Earnings Per Share from Continuing Operations 1.17$ 0.97$ 21% Net Earnings Per Share 1.05$ 0.93$ 13% Memo: Average Shares (Millions ) - Diluted 50.8 50.7 Tax Rate from Continuing Operations 32.9% 34.8% Comparable Tax Rate from Continuing Operations 33.3% 34.4% Comparable EPS from Continuing Operations excluding Non-Operating Pension Costs 1.26$ 1.02$ 24% 01/31/13 Note: Amounts throughout presentation may not be additive due to rounding. 5 Proprietary and Confidential

2012 2011 % B/(W) Operating Revenue 5,066.3$ 4,814.6$ 5% Fuel Services and Subcontracted Transportation Revenue 1,190.6 1,236.0 (4)% Total Revenue 6,257.0$ 6,050.5$ 3% Earnings Per Share from Continuing Operations 3.91$ 3.31$ 18% Comparable Earnings Per Share from Continuing Operations 4.04$ 3.49$ 16% Net Earnings Per Share 4.09$ 3.28$ 25% Memo: Average Shares (Millions ) - Diluted 50.7 50.9 Tax Rate from Continuing Operations 33.7% 38.7% Comparable Tax Rate from Continuing Operations 35.1% 36.7% Adjusted Return on Capital vs Cost of Capital 0.8% 0.2% Comparable EPS from Continuing Operations excluding Non-Operating Pension Costs 4.41$ 3.71$ 19% Key Financial Statistics Full Year ($ Millions, Except Per Share Amounts) Note: Amounts throughout presentation may not be additive due to rounding. 01/31/13 6 Proprietary and Confidential

01/31/13 4th Quarter Results Overview - FMS ► Fleet Management Solutions (FMS) total and operating revenue up 4% vs. prior year – Contractual revenue up 5% – Full service lease revenue up 6% – Contract maintenance revenue up 2% – Commercial rental revenue down 1% – Fuel revenue up 3% ► FMS earnings increased due to improved lease results (from lower maintenance costs and organic growth) as well as lower compensation-related costs – These benefits were partially offset by lower commercial rental results ► FMS earnings before tax (EBT) up 17% – FMS EBT percent of operating revenue up 100 basis points to 10.1% 7 Proprietary and Confidential

01/31/13 4th Quarter Results Overview – SCS ► Supply Chain Solutions (SCS) total revenue was up 2% (and operating revenue up 4%) vs. prior year due to higher operating revenue, partially offset by lower subcontracted transportation ─ Operating revenue was up 4% vs. prior year due to higher freight volumes and new business in both automotive and dedicated, as well as higher fuel cost pass-throughs ─ Operating revenue growth included 8% growth in dedicated services revenue ► SCS earnings were higher due to increased volumes and new business in both the automotive sector and dedicated services, partially offset by higher medical benefit costs ► SCS earnings before tax (EBT) up 22% ─ SCS EBT percent of operating revenue was up 90 basis points to 6.3% 8 Proprietary and Confidential

01/31/13 Business Segments 2012 2011 % B/(W) 2012 2011 % B/(W) Operating Revenue: Fleet Management Solutions 849.5$ 813.3$ 4% 1,117.7$ 1,074.7$ 4% Supply Chain Solutions 489.1 471.8 4% 575.3 565.3 2% Eliminations (51.0) (48.1) (6)% (109.4) (98.9) (11)% Total 1,287.6$ 1,237.0$ 4% 1,583.5$ 1,541.1$ 3% Segment Earnings Before Tax: (1) Fleet Management Solutions 86.0$ 73.8$ 17% Supply Chain Solutions 31.0 25.5 22% Eliminations (8.6) (7.1) (21)% 108.4 92.2 18% Central Support Services (Unallocated Share) (10.5) (11.1) 6% Non-Operating Pension Costs (7.9) (4.7) (68)% Restructuring and Other Charges, Net and Other Items (8.2) (3.3) NM Earnings Before Income Taxes 81.8 73.1 12% Provision for Income Taxes (26.9) (25.4) (6)% Earnings from Continuing Operations 54.9$ 47.7$ 15% Comparable Earnings from Continuing Operations 60.1$ 50.1$ 20% Net Earnings 53.8$ 48.1$ 12% Memo: Total Revenue Fourth Quarter (1) Our primary measure of segment financial performance excludes unallocated CSS, non-operating pension costs, restructuring and other charges, net and other items. ($ Millions) 9 Proprietary and Confidential

01/31/13 Business Segments 2012 2011 % B/(W) 2012 2011 % B/(W) Operating Revenue: Fleet Management Solutions 3,321.2$ 3,135.9$ 6% 4,405.3$ 4,218.3$ 4% Supply Chain Solutions 1,944.5 1,857.5 5% 2,280.6 2,206.0 3% Eliminations (199.3) (178.8) (11)% (428.9) (373.8) (15)% Total 5,066.3$ 4,814.6$ 5% 6,257.0$ 6,050.5$ 3% Segment Earnings Before Tax: (1) Fleet Management Solutions 307.6$ 265.7$ 16% Supply Chain Solutions 115.2 104.9 10% Eliminations (29.3) (24.2) (21)% 393.6 346.4 14% Central Support Services (Unallocated Share) (42.3) (42.5) - Non-Operating Pension Costs (31.4) (18.7) (68)% Restructuring and Other Charges, Net and Other Items (16.7) (5.8) NM Earnings Before Income Taxes 303.1 279.4 8% Provision for Income Taxes (102.2) (108.0) 5% Earnings from Continuing Operations 200.9$ 171.4$ 17% Comparable Earnings from Continuing Operations 207.4$ 180.6$ 15% Net Earnings 210.0$ 169.8$ 24% Memo: Total Revenue Full Year (1) Our primary measure of segment financial performance excludes unallocated CSS, non-operating pension costs, restructuring and other charges, net and other items. ($ Millions) 10 Proprietary and Confidential

01/31/13 Capital Expenditures 2012 $ 2012 2011 O/(U) 2011 Full Service Lease 1,548$ 1,067$ 481$ Commercial Rental 542 622 (80) Operating Property and Equipment 70 71 (1) Gross Capital Expenditures 2,161 1,760 401 Less: Proceeds from Sales (Primarily Revenue Earning Equipment) 413 300 113 Less: Sale and Leaseback of Revenue Earning Equipment 130 37 93 Net Capital Expenditures 1,618$ 1,422$ 196$ Memo: Acquisitions (1) 5$ 362$ (357)$ Full Year ($ Millions) 11 Proprietary and Confidential (1) 2012 Acquisitions exclude $20 million of debt assumed in the Euroway, Ltd. acquisition on August 1, 2012.

01/31/13 Cash Flow from Continuing Operations Full Year ($ Millions) 2012 2011 Earnings from Continuing Operations 201$ 171$ Depreciation 940 872 Gains on Vehicle Sales, Net (89) (63) Amortization and Other Non-Cash Charges, Net 68 57 Pension Contributions (81) (65) Changes in Working Capital and Deferred Taxes 96 69 Cash Provided by Operating Activities 1,134 1,042 Proceeds from Sales (Primarily Revenue Earning Equipment) 413 300 Proceeds from Sale and Leaseback of Revenue Earning Equipment 130 37 Collections of Direct Finance Leases 72 62 Total Cash Generated 1,749 1,442 Capital Expenditures (1) (2,133) (1,699) Free Cash Flow (2) (384)$ (257)$ (1) Capital expenditures presented net of changes in accounts payable related to purchases of revenue earning equipment. (2) Free Cash Flow excludes acquisitions and changes in restricted cash. 12 Proprietary and Confidential

275% 234% 201% 146% 129% 151% 168% 157% 225% 183% 203% 261% 270% 275% 0% 50% 100% 150% 200% 250% 300% 12/31/00 12/31/01 12/31/02 12/31/03 12/31/04 12/31/05 12/31/06 12/31/07 12/31/08 12/31/09 12/31/10 12/31/11 12/31/12 Long Term Target Midpoint Pension Impact Total Obligations to Equity 01/31/13 Proprietary and Confidential 13 Debt to Equity Ratio (1) Illustrates impact of accumulated net pension related equity charge on leverage. (2) Represents long term total obligations to equity target of 250 - 300% while maintaining a solid investment grade rating. (3) Total Equity includes impact of accumulated net pension related equity charge of $645 million as of 12/31/12 and $595 million as of 12/31/11. ($ Millions) (2) 12/31/12 12/31/11 Balance Sheet Debt 3,821$ 3,382$ Percent To Equity 260% 257% Total Obligations 3,969$ 3,446$ Percent To Equity 270% 261% Total Equity (3) 1,467$ 1,318$ 2011 Equity 1,318$ Earnings 210 Net Pension Charge (50) Dividends & Other (11) 2012 Equity 1,467$ Change to Total Equity Memo: Balance Sheet Debt to Equity 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 161% 139% 140% 135% 118% 143% 164% 147% 213% 175% 196% 257% 260% (1)

Contents ► Fourth Quarter 2012 Results Overview ►Asset Management Update ► 2013 Forecast ► Q & A 01/31/13 14 Proprietary and Confidential

01/31/13 ► Units held for sale were 9,200 at quarter end, up from 6,300 units held for sale in the prior year ─ Sequentially from the third quarter, units held for sale increased by 100 units ► The number of used vehicles sold in the fourth quarter was 5,400, up 29% from the prior year ► Proceeds per unit were down 9% for tractors and up 2% for trucks in the fourth quarter compared with prior year (excluding the impact of exchange rates) ─ Proceeds per unit were down 3% for tractors and up 2% for trucks vs. the third quarter ► Vehicles no longer earning revenue were 12,000 at quarter-end, up 3,100 from the prior year due to a larger number of units held for sale ─ Sequentially from the third quarter, vehicles no longer earning revenue decreased by 400 units ► Average fourth quarter total commercial rental fleet was down 3% from the prior year ─ Average commercial rental fleet was down 4% vs. the third quarter Global Asset Management Update (1) (1) Units rounded to nearest hundred. 15 Proprietary and Confidential

Contents ► Fourth Quarter 2012 Results Overview ►Asset Management Update ► 2013 Forecast ► Q & A 01/31/13 16 Proprietary and Confidential

01/31/13 Proprietary and Confidential 17 2013 Forecast Assumptions General ► Continuation of low/modest economic growth in an uncertain environment ► Continued benefits from 2012 cost reductions ► Continued lease and contract maintenance fleet growth resulting from solid sales and better retention rates in current external environment ► Continued maintenance cost improvements due to a newer lease fleet and maintenance initiatives ► Lower rental demand; improved utilization and pricing on a smaller fleet ► Increased volume of used vehicle sales with modestly lower pricing on power units ► Depreciation residual benefit due to higher historical used vehicle pricing ► Cost increases due to higher compensation, insurance premiums and strategic investments ► Increased investment for lease fleet replacement and growth; significantly reduced rental capital spending FMS

01/31/13 Proprietary and Confidential 18 SCS ► Revenue growth due to new business and improved business retention ► Customer volumes in High-Tech and CPG projected to decline slightly ► Margin improvement driven by growth and overhead leverage 2013 Forecast Assumptions Other ► Temporary pause of anti-dilutive share repurchase program

Key Financial Statistics

($ Millions, Except Per Share Amounts)

	2013 Forecast	2012	% B / (W)
Revenue:			
Operating Revenue	$ 5,290	$ 5,066	4%
Fuel Services and Subcontracted Transportation	1,210	1,191	2%
Total Revenue	$ 6,500	$ 6,257	4%
Earnings From Continuing Operations:			
Earnings Before Income Taxes	$ 356 - 368	$ 303	17 - 21%
Earnings	$ 232 - 239	$ 201	15 - 19%
Comparable Earnings Before Income Taxes [(1)]	$ 377 - 389	$ 351	7 - 11%
Comparable Earnings [(2)]	$ 244 - 252	$ 227	8 - 11%
Earnings Per Share (EPS) From Continuing Operations:			
EPS	$ 4.46 - 4.61	$ 3.91	14 - 18%
Comparable EPS [(2)]	$ 4.70 - 4.85	$ 4.41	7 - 10%
Memo: Average Shares *(Millions)* - Diluted	51.3	50.7	
Tax Rate from Continuing Operations	34.9%	33.7%	
Comparable Tax Rate from Continuing Operations	35.2%	35.4%	
Adjusted Return on Capital vs. Cost of Capital	1.0%	0.8%	

Note: Earnings per share amounts are calculated independently for each component and may not be additive due to rounding.

(1) 2013 Comparable Earnings Before Income Taxes Forecast calculated using our new method excludes $21 million of non-operating pension costs. 2012 Comparable Earnings Before Income Taxes calculated using our new method excludes $31 million of non-operating pension costs and other items shown on page 44.

(2) 2013 Comparable Earnings and EPS Forecast calculated using our new method excludes $12 million or $0.24 of non-operating pension costs. 2012 Comparable Earnings and EPS calculated using our new method excludes $19 million or $0.37 of non-operating pension costs and other items shown on page 43.

Ryder 01/31/13 Proprietary and Confidential 19

01/31/13 Proprietary and Confidential 20 Business Segment Revenue Fleet Management Solutions: Total Revenue (1) 3% Contractual Revenue (2) 4% Commercial Rental Revenue (2)% Operating Revenue 3% Supply Chain Solutions: Total Revenue (3) 5% Operating Revenue 6% 2013 Forecast Change % vs. 2012 (1) Includes fuel revenue. (2) Includes full service lease and contract maintenance. (3) Includes subcontracted transportation revenue.

$4.41 $0.18 $0.21-0.24 $0.29-$0.31 $0.38-$0.41 $4.70-$4.85 ($0.23-0.27) ($0.20-0.23) ($0.21) ($0.06) $0.00 $2.0 $2.5 $3.0 $3.5 $4.0 $4.5 $5.0 2012 Strategic & Discretionary Investments & Other Compensation Insurance & Medical Anti-Dilutive Share Repo Suspension Commercial Rental Carryover of 2012 Cost Savings SCS Residual Impact & Used Vehicle Sales FMS Contractual 2013 Forecast 01/31/13 Proprietary and Confidential 21 2013 Causes of EPS Change ($ Earnings Per Share)

01/31/13 Proprietary and Confidential 22 Capital Expenditures, Cash Flow & Leverage 2013 Forecast 2012 Full Service Lease - Replacement $ 1,075 - 1,125 Full Service Lease - Growth 450 - 500 Full Service Lease 1,525 - 1,625 1,548$ Commercial Rental 150 542 Operating Property and Equipment 90 70 Gross Capital Expenditures 1,765 - 1,865 2,161 Less: Proceeds from Sales 430 413 - 130 Net Capital Expenditures $ 1,335 - 1,435 1,618$ Cash Provided by Operating Activities $ 1,140 - 1,180 1,134$ Total Cash Generated $ 1,640 - 1,680 1,749$ Free Cash Flow (1) $ (130) - (190) (384)$ Total Obligations to Equity 241 - 245% 270% Less: Proceeds from Sale and Leaseback Full Year ($ Millions) (1) Free Cash Flow excludes acquisitions. Acquisitions totaled $5 million in 2012.

Adjusted Return on Capital History Proprietary and Confidential 23 Adjusted Return on Capital (ROC) 6.8% 6.7% 6.6% 6.5% 6.3% 6.1% 5.5% 4.8% 4.8% 7.8% 7.9% 7.4% 7.3% 4.1% 4.8% 5.7% 5.6% 5.8% 2005 2006 2007 2008 2009 2010 2011 2012 2013 Forecast Cost of Capital (COC) Return on Equity 14.6% 15.5% 14.2% 11.2% 4.4% 8.4% 11.9% 14.9% 14.8% Adjusted Total Capital (1) $3,846 $4,184 $4,789 $4,841 $4,244 $4,030 $4,588 $5,237 $5,642 ROC O/(U) COC 1.0% 1.2% 0.8% 0.8% (2.2)% (1.3)% 0.2% 0.8% 1.0% 01/31/13 (1) Adjusted Total Capital represents Adjusted Average Total Capital in millions. 2013 Forecast

Financial Reporting Enhancement 01/31/13 24 Proprietary and Confidential ► As discussed during our third quarter earnings call, comparable earnings and comparable EPS will exclude non-operating pension costs beginning in 2013 ─ Non-operating pension costs consist primarily of interest cost, expected return on plan assets and recognized net actuarial gains/losses ─ Provides better transparency to operating results and long-term view of business ─ Reduces EPS volatility associated with non-cash/non-operational item ► Implementation Schedule  February 2012 – Provided history of full year Comparable EPS – Excluding Non- Operating Pension Costs in 4Q11 Earnings Call presentation  January 2013 – Provided quarterly historical information for comparative purposes  January 2013 – Provide 2013 Comparable EPS forecast excluding non-operating pension costs  April 2013 – Begin reporting quarterly Comparable EPS excluding non-operating pension costs (in addition to GAAP reporting)

01/31/13 25 EPS Forecast – Continuing Operations 2013 Comparable EPS Forecast(1) $ 0.75 - 0.80 $ 4.70 - 4.85 2012 Comparable EPS(1) $ 0.69 $ 4.41 First Quarter Full Year ($ Earnings Per Share) Proprietary and Confidential (1) 2013 Comparable EPS Forecast, a non-GAAP financial measure, calculated using our new method excludes from EPS forecast $0.06 and $0.24 of non-operating pension costs for the first quarter and full year periods, respectively. 2012 Comparable EPS, a non-GAAP financial measure, calculated using our new method excludes from EPS $0.10 and $0.37 of non-operating pension costs for the first quarter and full year periods, respectively. 2012 Comparable EPS also excludes $0.09 for the first quarter and $0.13 for the full year for items shown on page 38.

Financial Reporting Enhancement 01/31/13 26 Proprietary and Confidential ► Comparable EPS under the new methodology: $4.43 $2.20 $2.53 $3.71 $4.41 $4.78 2008 2009 2010 2011 2012 2013 Forecast Midpoint Comparable Earnings Per Share 2013 Forecast Midpoint ($ Earnings Per Share) 2008 2009 2010 2011 2012 % B/(W) Comparable EPS (Prior Method) 4.68$ 1.70$ 2.22$ 3.49$ 4.04$ 4.46$ - 4.61 10 - 14% Non-Operating Pension Costs (0.25) 0.50 0.31 0.22 0.37 0.24 - 0.24 - Comparable EPS (New Method) 4.43$ 2.20$ 2.53$ 3.71$ 4.41$ 4.70$ - 4.85 7 - 10% 2013 Forecast

Q&A 01/31/13 27 Proprietary and Confidential

Appendix Business Segment Detail Central Support Services Balance Sheet Financial Indicators Forecast Asset Management Quarterly History of Comparable EPS Quarterly History of Non-Operating Pension Cost Non-GAAP Financial Measures & Reconciliations 01/31/13 28 Proprietary and Confidential

01/31/13 Fleet Management Solutions (FMS) 2012 2011 % B/(W) Full Service Lease 536.7$ 508.4$ 6% Contract Maintenance 46.9 46.0 2% Contractual Revenue 583.7 554.4 5% Contract-related Maintenance 49.3 41.8 18% Commercial Rental 197.4 200.3 (1)% Other 19.1 16.7 14% Operating Revenue 849.5 813.3 4% Fuel Services Revenue 268.2 261.3 3% Total Revenue 1,117.7$ 1,074.7$ 4% Segment Earnings Before Tax (EBT) 86.0$ 73.8$ 17% Segment EBT as % of Total Revenue 7.7% 6.9% Segment EBT as % of Operating Revenue 10.1% 9.1% Fourth Quarter ($ Millions) 29 Proprietary and Confidential

01/31/13 Fleet Management Solutions (FMS) 2012 2011 % B/(W) Full Service Lease 2,102.2$ 1,996.3$ 5% Contract Maintenance 187.2 182.3 3% Contractual Revenue 2,289.4 2,178.6 5% Contract-related Maintenance 187.0 165.6 13% Commercial Rental 772.8 722.6 7% Other 72.0 69.1 4% Operating Revenue 3,321.2 3,135.9 6% Fuel Services Revenue 1,084.2 1,082.5 - Total Revenue 4,405.3$ 4,218.3$ 4% Segment Earnings Before Tax (EBT) 307.6$ 265.7$ 16% Segment EBT as % of Total Revenue 7.0% 6.3% Segment EBT as % of Operating Revenue 9.3% 8.5% Full Year ($ Millions) 30 Proprietary and Confidential

01/31/13 Supply Chain Solutions (SCS) Fourth Quarter ($ Millions) 2012 2011 % B/(W) Automotive 141.7$ 123.4$ 15% High-Tech 81.7 83.8 (2)% Retail & CPG 176.7 180.3 (2)% Industrial & Other 89.0 84.3 6% Operating Revenue 489.1 471.8 4% Subcontracted Transportation 86.1 93.5 (8)% Total Revenue 575.3$ 565.3$ 2% Segment Earnings Before Tax (EBT) 31.0$ 25.5$ 22% Segment EBT as % of Total Revenue 5.4% 4.5% Segment EBT as % of Operating Revenue 6.3% 5.4% Mem : Dedicated Services - Operating Revenue (1) 289.4$ 267.0$ 8% Dedicated Services - Total Revenue 322.8$ 315.2$ 2% Fuel Costs 65.9$ 59.9$ (10)% (1) Excludes Dedicated Services Subcontracted Transportation. 31 Proprietary and Confidential

01/31/13 Supply Chain Solutions (SCS) Full Year ($ Millions) 2012 2011 % B/(W) Automotive 563.5$ 469.2$ 20% High-Tech 317.5 333.6 (5)% Retail & CPG 711.2 711.0 - Industrial & Other 352.4 343.7 3% Operating Revenue 1,944.5 1,857.5 5% Subcontracted Transportation 336.1 348.5 (4)% Total Revenue 2,280.6$ 2,206.0$ 3% Segment Earnings Before Tax (EBT) 115.2$ 104.9$ 10% Segment EBT as % of Total Revenue 5.1% 4.8% Segment EBT as % of Operating Revenue 5.9% 5.6% Memo: Dedicated Services - Operating Revenue (1) 1,137.4$ 1,027.2$ 11% Dedicated Services - Total Revenue 1,295.1$ 1,193.0$ 9% Fuel Costs 258.9$ 223.7$ (16)% (1) Excludes Dedicated Services Subcontracted Transportation. 32 Proprietary and Confidential

01/31/13 Central Support Services (CSS) 2012 2011 % B/(W) Allocated CSS Costs 38.2$ 40.6$ 6% Unallocated CSS Costs 10.5 11.1 6 Total CSS Costs 48.7$ 51.7$ 6% Fourth Quarter ($ Millions) 33 Proprietary and Confidential

01/31/13 Central Support Services (CSS) 2012 2011 % B/(W) Allocated CSS Costs 151.7$ 160.1$ 5% Unallocated CSS Costs 42.3 42.5 - Total CSS Costs 194.0$ 202.7$ 4% Full Year ($ Millions) 34 Proprietary and Confidential

Balance Sheet December 31, December 31, 2012 2011 Cash and Cash Equivalents 66$ 105$ Other Current Assets 974 984 Revenue Earning Equipment, Net 5,755 5,050 Operating Property and Equipment, Net 625 624 Other Assets 899 856 Total Assets 8,319$ 7,618$ Short-Term Debt / Current Portion Long-Term Debt 368$ 274$ Other Current Liabilities 905 900 Long-Term Debt 3,453 3,108 Other Non-Current Liabilities (including Deferred Income Taxes) 2,126 2,018 Shareholders' Equity 1,467 1,318 Total Liabilities and Shareholders' Equity 8,319$ 7,618$ ($ Millions) 35 Proprietary and Confidential 01/31/13

Financial Indicators Forecast (1)

($ Millions)

Gross Capital Expenditures (2)



Full Service Lease
Commercial Rental
PP&E/Other
$1,289
$657
$600
$725
$1,165
$1,399
$1,757
$1,182
$1,265
$611
$1,088
$1,760
$2,161
$1,815
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013 Forecast Midpoint

Memo: Free Cash Flow (2)

2000	2001	2002	2003	2004	2005	2006	2007	2008	2009	2010	2011	2012	2013 Forecast Midpoint
(242)	131	367	357	289	(208)(3)	(439)	380	341	614	258	(257)	(384)	(160)

Total Obligations to Equity



Total Obligations to Equity
Pension Impact (4)
275%
234%
201%
146%
129%
151%
168%
157%
225%
183%
203%
261%
270%
243%
275%
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013 Forecast Midpoint
Long Term Target Midpoint (5)

Memo: Balance Sheet Debt to Equity

2000	2001	2002	2003	2004	2005	2006	2007	2008	2009	2010	2011	2012	2013 Forecast Midpoint
161%	139%	140%	135%	118%	143%	164%	147%	213%	175%	196%	257%	260%	237%

(1) Total Obligations to Equity includes acquisitions. Free Cash Flow and Gross Capital Expenditures exclude acquisitions.
(2) 2000-2004 not restated for operations discontinued in 2009.
(3) Includes $176 million payment to the IRS related to full resolution of 1998 - 2000 tax period matters.
(4) Illustrates impact of accumulated net pension related equity charge on leverage.
(5) Represents long term obligations to equity target of 250-300% while maintaining a strong investment grade credit rating.

Ryder 01/31/13 Proprietary and Confidential 36

U.S. Asset Management Update (a) (a) U.S. only (b) Excludes early terminations where customer purchases vehicle (c) Current year statistics may exclude some units due to a lag in reporting (b) Number of Units 4,103 4,243 4,793 3,824 5,168 4,698 4,363 7,537 6,096 4,698 9,060 3,636 4,190 7,784 3,012 4,814 8,125 2,786 0 1,000 2,000 3,000 4,000 5,000 6,000 7,000 8,000 9,000 10,000 Redeployments Extensions Early Terminations YTD 07 YTD 08 YTD 09 YTD 10 YTD 11 YTD 12 (c) Redeployments – Vehicles coming off-lease with useful life remaining are redeployed in the Ryder fleet (Commercial Rental, SCS, or with another Lease customer). Extensions – Ryder re-prices lease contract and extends maturity date. Early terminations – Customer elects to terminate lease prior to maturity. Depending on the remaining useful life, the vehicle may be redeployed in the Ryder fleet (Commercial Rental, SCS, other Lease customer) or sold by Ryder. 37 01/31/13 Proprietary and Confidential

Comparable EPS Quarterly History

($ Millions)

	1Q12 - Earnings	2Q12 - Earnings	3Q12 - Earnings	4Q12 - Earnings	FY12- Earnings	1Q12 - EPS	2Q12 - EPS	3Q12 - EPS	4Q12 - EPS	FY12 - EPS
Reported	$ 34.9	$ 46.8	$ 64.3	$ 54.9	$ 200.9	$ 0.68	$ 0.91	$ 1.26	$ 1.07	$ 3.91
Superstorm Sandy Vehicle-Related Losses	-	-	-	5.1	5.1				0.10	0.10
Tax Law Changes / (Benefits)	(5.0)	-	0.9	-	(4.1)	(0.10)	-	0.02	-	(0.08)
Restructuring Charges	0.6	4.5	0.1	-	5.3	0.01	0.09	-	-	0.11
Acquisition Related Transaction Costs	-	-	0.3	-	0.3	-	-	-	-	-
Comparable - Old Method [(1)]	30.6	51.3	65.5	60.1	207.4	0.59	1.00	1.28	1.17	4.04
Non-Operating Pension Costs	4.9	4.8	4.8	4.8	19.4	0.10	0.09	0.09	0.09	0.37
Comparable - New Method [(1)(2)]	$ 35.5	$ 56.0	$ 70.4	$ 64.9	$ 226.8	$ 0.69	$ 1.09	$ 1.37	$ 1.26	$ 4.41

Note: Amounts may not recalculate due to rounding.

(1) The Company uses Comparable Earnings and Comparable Earnings per Share (EPS) from Continuing Operations, both non-GAAP financial measures, which provide useful information to investors because they exclude from Earnings and EPS from Continuing Operations significant items that are not representative of our ongoing business operations and allow for better year over year comparison.

(2) Given the potentially significant change in pension expense from year to year and the non-operational nature of pension expense, the Company uses Comparable Earnings and EPS from Continuing Operations, both non-GAAP financial measures, which calculated using our new method also exclude non-operating pension costs and other non-operational items from Earnings and EPS from Continuing Operations to better evaluate year over year operating performance.

Ryder 01/31/13 Proprietary and Confidential 38

Comparable EPS Quarterly History

($ Millions)

	1Q11 - Earnings	2Q11 - Earnings	3Q11 - Earnings	4Q11 - Earnings	FY11 - Earnings	1Q11 - EPS	2Q11 - EPS	3Q11 - EPS	4Q11 - EPS	FY11 - EPS
Reported	$ 25.9	$ 40.9	$ 56.9	$ 47.7	$ 171.4	$ 0.50	$ 0.79	$ 1.10	$ 0.92	$ 3.31
Tax Law Changes / (Benefits)	-	5.4	(0.6)	-	4.8	-	0.10	(0.01)	-	0.09
Restructuring Charges	0.5	-	-	2.0	2.5	0.01	-	-	0.04	0.05
Acquisition Related Transaction Costs	-	1.6	-	0.4	1.9	-	0.03	-	0.01	0.04
Comparable - Old Method[1]	26.3	47.8	56.4	50.1	180.6	0.51	0.92	1.09	0.97	3.49
Non-Operating Pension Costs	2.7	2.9	2.7	2.8	11.1	0.05	0.06	0.06	0.05	0.22
Comparable - New Method[1] [2]	$ 29.0	$ 50.7	$ 59.1	$ 52.9	$ 191.7	$ 0.56	$ 0.98	$ 1.15	$ 1.02	$ 3.71

	1Q10 - Earnings	2Q10 - Earnings	3Q10 - Earnings	4Q10 - Earnings	FY10 - Earnings	1Q10 - EPS	2Q10 - EPS	3Q10 - EPS	4Q10 - EPS	FY10 - EPS
Reported	$ 12.9	$ 30.6	$ 39.7	$ 41.4	$ 124.6	$ 0.24	$ 0.58	$ 0.76	$ 0.80	$ 2.37
Int'l Asset Gain on Sale	-	-	-	(0.9)	(0.9)	-	-	-	(0.02)	(0.02)
Tax Law Benefits	-	-	-	(10.8)	(10.8)	-	-	-	(0.21)	(0.21)
Acquisition Related Transaction Costs	-	-	-	4.1	4.1	-	-	-	0.08	0.08
Comparable - Old Method[1]	12.9	30.6	39.7	33.8	117.0	0.24	0.58	0.76	0.65	2.22
Non-Operating Pension Costs	3.9	3.7	3.8	4.8	16.1	0.07	0.07	0.07	0.10	0.31
Comparable - New Method[1] [2]	$ 16.8	$ 34.3	$ 43.4	$ 38.7	$ 133.1	$ 0.31	$ 0.65	$ 0.83	$ 0.74	$ 2.53

Note: Amounts may not recalculate due to rounding.

(1) The Company uses Comparable Earnings and Comparable Earnings per Share (EPS) from Continuing Operations, both non-GAAP financial measures, which provide useful information to investors because they exclude from Earnings and EPS from Continuing Operations significant items that are not representative of our ongoing business operations and allow for better year over year comparison.

(2) Given the potentially significant change in pension expense from year to year and the non-operational nature of pension expense, the Company uses Comparable Earnings and EPS from Continuing Operations, both non-GAAP financial measures, which calculated using our new method also exclude non-operating pension costs and other non-operational items from Earnings and EPS from Continuing Operations to better evaluate year over year operating performance.

Ryder 01/31/13 Proprietary and Confidential 39

Comparable EPS Quarterly History

($ Millions)

	1Q09 - Earnings	2Q09 - Earnings	3Q09 - Earnings	4Q09 - Earnings	FY09 - Earnings	1Q09 - EPS	2Q09 - EPS	3Q09 - EPS	4Q09 - EPS	FY09 - EPS
Reported	$ 10.9	$ 27.1	$ 28.4	$ 23.7	$ 90.1	$ 0.20	$ 0.48	$ 0.51	$ 0.43	$ 1.62
Int'l Asset Impairment	3.9	-	0.2	2.4	6.7	0.07	-	-	0.05	0.12
Tax Benefits	-	-	(2.2)	-	(2.2)	-	-	(0.04)	-	(0.04)
Tax Law Changes	-	-	-	(4.1)	(4.1)	-	-	-	(0.07)	(0.07)
Restructuring Charges	1.8	-	2.3	0.2	4.2	0.03	-	0.04	-	0.07
Comparable - Old Method(1)	16.7	27.1	28.7	22.2	94.6	0.30	0.48	0.51	0.41	1.70
Non-Operating Pension Costs	7.2	6.8	7.1	7.0	28.1	0.13	0.12	0.13	0.12	0.50
Comparable - New Method(1) (2)	$ 23.9	$ 33.8	$ 35.7	$ 29.2	$ 122.7	$ 0.43	$ 0.60	$ 0.64	$ 0.53	$ 2.20

	1Q08 - Earnings	2Q08 - Earnings	3Q08 - Earnings	4Q08 - Earnings	FY08 - Earnings	1Q08 - EPS	2Q08 - EPS	3Q08 - EPS	4Q08 - EPS	FY08 - EPS
Reported	$ 56.0	$ 78.6	$ 72.5	$ 50.5	$ 257.6	$ 0.96	$ 1.37	$ 1.28	$ 0.91	$ 4.51
Int'l Asset Impairment	-	-	-	1.6	1.6	-	-	-	0.03	0.03
Tax Law Changes	-	-	(1.6)	-	(1.6)	-	-	(0.03)	-	(0.03)
Tax Benefits	-	-	-	(7.9)	(7.9)	-	-	-	(0.14)	(0.14)
Restructuring Charges	-	-	-	17.5	17.5	-	-	-	0.30	0.31
Comparable - Old Method(1)	56.0	78.6	70.8	61.6	267.1	0.96	1.37	1.25	1.10	4.68
Non-Operating Pension Costs	(3.2)	(2.9)	(5.5)	(2.8)	(14.4)	(0.06)	(0.05)	(0.09)	(0.05)	(0.25)
Comparable - New Method(1) (2)	$ 52.8	$ 75.8	$ 65.4	$ 58.8	$ 252.7	$ 0.90	$ 1.32	$ 1.16	$ 1.05	$ 4.43

Note: Amounts may not recalculate due to rounding.

(1) The Company uses Comparable Earnings and Comparable Earnings per Share (EPS) from Continuing Operations, both non-GAAP financial measures, which provide useful information to investors because they exclude from Earnings and EPS from Continuing Operations significant items that are not representative of our ongoing business operations and allow for better year over year comparison.

(2) Given the potentially significant change in pension expense from year to year and the non-operational nature of pension expense, the Company uses Comparable Earnings and EPS from Continuing Operations, both non-GAAP financial measures, which calculated using our new method also exclude non-operating pension costs and other non-operational items from Earnings and EPS from Continuing Operations to better evaluate year over year operating performance.

Ryder 01/31/13 Proprietary and Confidential 40

History of Non-Operating Pension Costs

($ Thousands except per share amount)

	After Tax Non-Operating Pension Costs	EPS Impact of Non-Operating Pension Costs		After Tax Non-Operating Pension Costs	EPS Impact of Non-Operating Pension Costs
2012			**2007**		
Q1 2012	4,938	$ 0.10	Q1 2007	(1,200)	$ (0.02)
Q2 2012	4,748	$ 0.09	Q2 2007	(1,510)	$ (0.02)
Q3 2012	4,846	$ 0.09	Q3 2007	(1,507)	$ (0.03)
Q4 2012	4,838	$ 0.09	Q4 2007	(1,531)	$ (0.02)
FY 2012	19,370	$ 0.37	FY 2007	(5,748)	$ (0.09)
2011			**2006**		
Q1 2011	2,679	$ 0.05	Q1 2006	3,631	$ 0.06
Q2 2011	2,862	$ 0.06	Q2 2006	3,474	$ 0.06
Q3 2011	2,747	$ 0.06	Q3 2006	3,428	$ 0.06
Q4 2011	2,767	$ 0.05	Q4 2006	3,095	$ 0.05
FY 2011	11,055	$ 0.22	FY 2006	13,628	$ 0.22
2010			**2005**		
Q1 2010	3,897	$ 0.07	Q1 2005	2,656	$ 0.04
Q2 2010	3,660	$ 0.07	Q2 2005	3,283	$ 0.05
Q3 2010	3,772	$ 0.07	Q3 2005	2,902	$ 0.04
Q4 2010	4,807	$ 0.10	Q4 2005	2,483	$ 0.04
FY 2010	16,135	$ 0.31	FY 2005	11,324	$ 0.18
2009			**2004**		
Q1 2009	7,219	$ 0.13	Q1 2004	3,953	$ 0.06
Q2 2009	6,768	$ 0.12	Q2 2004	3,973	$ 0.06
Q3 2009	7,091	$ 0.13	Q3 2004	3,398	$ 0.05
Q4 2009	6,981	$ 0.12	Q4 2004	3,081	$ 0.05
FY 2009	28,057	$ 0.50	FY 2004	14,405	$ 0.22
2008			**2003**		
Q1 2008	(3,235)	$ (0.06)	Q1 2003	7,185	$ 0.11
Q2 2008	(2,868)	$ (0.05)	Q2 2003	7,249	$ 0.11
Q3 2008	(5,498)	$ (0.09)	Q3 2003	5,693	$ 0.09
Q4 2008	(2,800)	$ (0.05)	Q4 2003	7,950	$ 0.12
FY 2008	(14,400)	$ (0.25)	FY 2003	28,076	$ 0.44

Ryder 01/31/13 Proprietary and Confidential 41

01/31/13 Non-GAAP Financial Measures ► This presentation includes “non-GAAP financial measures” as defined by SEC rules. As required by SEC rules, we provide a reconciliation of each non-GAAP financial measure to the most comparable GAAP measure. Non-GAAP financial measures should be considered in addition to, but not as a substitute for or superior to, other measures of financial performance prepared in accordance with GAAP. ► Specifically, the following non-GAAP financial measures are included in this presentation: Non-GAAP Financial Measure Comparable GAAP Measure Reconciliation & Additional Information Presented on Slide Titled Page Operating Revenue Total Revenue Key Financial Statistics 5-6 Comparable Earnings / Comparable EPS Earnings / EPS from Continuing Operations Earnings and EPS from Continuing Operations Reconciliation 38-40, 43 Comparable Earnings Before Income Tax / Comparable Tax Rate Earnings Before Income Tax / Tax Rate EBT and Tax Rate from Continuing Operations Reconciliation 44-45 Comparable EPS Forecast EPS Forecast EPS Forecast – Continuing Operations 26 Adjusted Return on Capital Net Earnings / Total Capital Adjusted Return on Capital Reconciliation 46 Total Cash Generated / Free Cash Flow Cash Provided by Operating Activities Cash Flow Reconciliation 50-51 Total Obligations / Total Obligations to Equity Balance Sheet Debt / Debt to Equity Debt to Equity Reconciliation 48-49 FMS and SCS Operating Revenue FMS and SCS Total Revenue Fleet Management Solutions (FMS) / Supply Chain Solutions (SCS) 29-32 42 Proprietary and Confidential

Earnings and EPS from Continuing Operations Reconciliation

($ Millions or $ Earnings Per Share)

	4Q12 - Earnings	4Q12 - EPS	4Q11 - Earnings	4Q11 - EPS
Reported	$ 54.9	$ 1.07	$ 47.7	$ 0.92
Superstorm Sandy Vehicle-Related Losses	5.1	0.10	-	-
Restructuring Charges	-	-	2.0	0.04
Acquisition Related Transaction Costs	-	-	0.4	0.01
Comparable - Old Method[(1)]	60.1	1.17	50.1	0.97
Non-Operating Pension Costs	4.8	0.09	2.8	0.05
Comparable - New Method [(2)]	$ 64.9	$ 1.26	$ 52.9	$ 1.02

	FY12 - Earnings	FY12 - EPS	FY11 - Earnings	YTD11 - EPS
Reported	$ 200.9	$ 3.91	$ 171.4	$ 3.31
Superstorm Sandy Vehicle-Related Losses	5.1	0.10	-	-
Tax (Benefits)/Law Changes	(4.1)	(0.08)	4.8	0.09
Restructuring Charges	5.3	0.11	2.5	0.05
Acquisition Related Transaction Costs	0.3	-	1.9	0.04
Comparable - Old Method[(1)]	207.4	4.04	180.6	3.49
Non-Operating Pension Costs	19.4	0.37	11.1	0.22
Comparable - New Method [(2)]	$ 226.8	$ 4.41	$ 191.7	$ 3.71

(1) The company uses Comparable Earnings and Comparable Earnings per Share (EPS) from Continuing Operations, both non-GAAP financial measures, which provide useful information to investors because they exclude significant items that are not representative of our ongoing business operations and allow for better year over year comparison.

(2) Given the potentially significant change in pension expense from year to year and the non-operational nature of pension expense, the company uses Comparable Earnings and Earnings per Share (EPS), both non-GAAP financial measures, which calculated using our new method also exclude non-operating pension costs and other non-operational items from Earnings and EPS from Continuing Operations to better evaluate year over year operating performance.

Ryder 01/31/13 Proprietary and Confidential 43

44 EBT and Tax Rate from Continuing Operations Reconciliation ($ Millions or $ Earnings Per Share) 4Q12 - 4Q12 - 4Q12 - EBT Tax Tax Rate Reported 81.8$ 26.9$ 32.9% Superstorm Sandy Vehicle-Related Losses 8.2 3.1 Comparable (1) 90.1$ 30.0$ 33.3% FY12 - FY12 - FY12 - EBT Tax Tax Rate Reported 303.1$ 102.2$ 33.7% Superstorm Sandy Vehicle-Related Losses 8.2 3.1 Net Tax Benefits - 4.1 Restructuring Charges 8.1 2.8 Acquisition Related Transaction Costs 0.4 0.1 Comparable (1) 319.8$ 112.3$ 35.1% 01/31/13 (1) The company uses Comparable Earnings Before Income Tax (EBT) and Comparable Tax Rate from Continuing Operations, both non-GAAP financial measures, which provide useful information to investors because they exclude from EBT and Tax Rate from Continuing Operations significant items that are not representative of our ongoing business operations and allow for better year over year comparisons. Proprietary and Confidential

45 EBT and Tax Rate from Continuing Operations Reconciliation ($ Millions or $ Earnings Per Share) 4Q11 - 4Q11 - 4Q11 - EBT Tax Tax Rate Reported 73.1$ 25.4$ 34.8% Acquisition Transaction Costs 0.4 - Restructuring Charges 2.9 0.9 Comparable (1) 76.4$ 26.3$ 34.4% FY11 - FY11 - FY11 - EBT Tax Tax Rate Reported 279.4$ 108.0$ 38.7% Tax Law Changes / Benefits - (4.8) Acquisition Transaction Costs 2.1 0.1 Restructuring Charges 3.7 1.2 Comparable (1) 285.2$ 104.5$ 36.7% 01/31/13 Proprietary and Confidential (1) The company uses Comparable Earnings Before Income Tax (EBT) and Comparable Tax Rate from Continuing Operations, both non-GAAP financial measures, which provide useful information to investors because they exclude from EBT and Tax Rate from Continuing Operations significant items that are not representative of our ongoing business operations and allow for better year over year comparisons.

Adjusted Return on Capital Reconciliation

($ Millions)

	2004	2005	2006	2007	2008	2009	2010	2011	2012
Net earnings (1)	$ 216	$ 227	$ 249	$ 254	$ 200	$ 62	$ 118	$ 170	$ 210
Cumulative effect of change in accounting principle	-	2	-	-	-	-	-	-	-
Restructuring and other charges, net and other items	(24)	(2)	-	1	70	30	6	6	17
Income taxes	115	129	144	152	150	54	61	108	91
Adjusted earnings before income taxes	307	357	393	407	420	146	185	284	318
Adjusted interest expense (2)	106	127	149	169	165	150	133	135	143
Adjusted income taxes (3)	(156)	(186)	(207)	(220)	(230)	(122)	(123)	(157)	(167)
Adjusted net earnings	$ 257	$ 298	$ 332	$ 356	$ 355	$ 174	$ 194	$ 262	$ 294
Average total debt(4)	$ 1,811	$ 2,148	$ 2,480	$ 2,848	$ 2,882	$ 2,692	$ 2,512	$ 3,079	$ 3,707
Average off-balance sheet debt(4)	152	148	99	150	171	142	114	78	126
Average total shareholders' equity(4)	1,412	1,555	1,610	1,791	1,778	1,396	1,402	1,428	1,407
Average adjustments to shareholders' equity (5)	(16)	(5)	(5)	1	10	16	2	4	(3)
Adjusted average total capital	$ 3,359	$ 3,846	$ 4,184	$ 4,789	$ 4,841	$ 4,244	$ 4,030	$ 4,588	$ 5,237
Adjusted return on capital	7.7%	7.8%	7.9%	7.4%	7.3%	4.1%	4.8%	5.7%	5.6%

(1) Earnings calculated based on a 12-month rolling period.
(2) Interest expense includes interest for on and off-balance sheet vehicle obligations.
(3) Income taxes were calculated by excluding taxes related to comparable earnings items and interest expense.
(4) The average is calculated based on the average GAAP balances.
(5) Represents comparable earnings items for those periods.

Ryder 01/31/13 Proprietary and Confidential 46

Segment Adjusted Return on Capital Reconciliation

($ Millions)

	2011				2012			
	FMS		SCS		FMS		SCS	
Net Earnings (1)	$	161	$	65	$	192	$	70
Restructuring and Other Charges, Net and Other Items		6		-		16		1
Income Taxes		99		40		100		45
Adjusted Earnings Before Income Taxes		266		105		308		115
Adjusted Interest Expense (2)		135		8		143		9
Adjusted Income Taxes (3)		(143)		(44)		(159)		(49)
Adjusted Net Earnings	$	258	$	69	$	292	$	76
Average Total Debt(4)	$	3,085	$	(10)	$	3,731	$	(42)
Average Off-Balance Sheet Debt(4)		76		220		125		263
Average Total Shareholders' Equity(4)		1,150		321		1,065		344
Average Adjustments to Shareholders' Equity (5)		5		-		-		-
Adjusted Average Total Capital	$	4,316	$	531	$	4,921	$	565
Adjusted Return on Capital		6.0%		12.9%		5.9%		13.4%

(1) Earnings calculated based on a 12-month rolling period.
(2) Interest expense includes interest on off-balance sheet vehicle obligations.
(3) Income taxes were calculated by excluding taxes related to comparable earnings items and interest expense.
(4) The average is calculated based on the average GAAP balances.
(5) Represents comparable earnings items for those periods.

Ryder 01/31/13 Proprietary and Confidential 47

01/31/13 Debt to Equity Reconciliation % to % to % to % to % to % to % to % to 12/31/00 Equity 12/31/01 Equity 12/31/02 Equity 12/31/03 Equity 12/31/04 Equity 12/31/05 Equity 12/31/06 Equity 12/31/07 Equity Balance Sheet Debt $2,017 161% $1,709 139% $1,552 140% $1,816 135% $1,783 118% $2,185 143% $2,817 164% $2,776 147% Receivables Sold 345 110 - - - - - - PV of minimum lease payments and guaranteed residual values under operating leases for vehicles 879 625 370 153 161 117 78 178 PV of contingent rentals under securitizations 209 441 311 - - - - - Total Obligations $3,450 275% $2,885 234% $2,233 201% $1,969 146% $1,944 129% $2,302 151% $2,895 168% $2,954 157% Note: In connection with adopting FIN 46 effective July 1, 2003, the Company consolidated the vehicle securitization trusts previously disclosed as off-balance sheet debt. ($ Millions) 48 Proprietary and Confidential

01/31/13 Debt to Equity Reconciliation ($ Millions) Note: Amounts may not recalculate due to rounding. % to % to % to % to % to 12/31/08 Equity 12/31/09 Equity 12/31/10 Equity 12/31/11 Equity 12/31/12 Equity Balance Sheet Debt $2,863 213% $2,498 175% $2,747 196% $3,382 257% $3,821 260% Receivables Sold - - - - - PV of minimum lease payments and guaranteed residual values under operating leases for vehicles 163 119 100 64 148 Total Obligations $3,026 225% $2,617 183% $2,847 203% $3,446 261% $3,969 270% 49 Proprietary and Confidential

01/31/13 ($ Millions) Cash Flow Reconciliation 12/31/00 (1) 12/31/01 (1) 12/31/02 (1) 12/31/03 (1) 12/31/04 (1) 12/31/05 12/31/06 12/31/07 12/31/08 12/31/09 Cash Provided by Operating Activities 1,023$ 365$ 617$ 803$ 867$ 776$ 852$ 1,097$ 1,248$ 985$ Less: Changes in Bal. of Trade Rec. Sold (270) 235 110 - - - - - - - Collections of Direct Finance Leases 67 66 66 61 64 69 65 62 61 65 Proceeds from Sale (Prim. Rev. Earn. Equip.) 230 173 152 210 331 333 332 373 262 216 Proceeds from Sale & Leaseback of Assets - - - 13 118 - - 150 - - Other Investing, Net 4 (4) 4 4 1 - 2 2 - - Total Cash Generated 1,054 835 949 1,091 1,381 1,179 1,252 1,684 1,571 1,266 Capital Expenditures (2) (1,296) (704) (582) (734) (1,092) (1,387) (1,691) (1,304) (1,230) (652) Free Cash Flow (3) (242)$ 131$ 367$ 357$ 289$ (208)$ (439)$ 380$ 341$ 614$ Memo: Depreciation Expense 580$ 545$ 552$ 625$ 706$ 735$ 739$ 811$ 836$ 881$ Gains on Vehicle Sales, Net 19$ 12$ 14$ 16$ 35$ 47$ 51$ 44$ 39$ 12$ (1) Amounts have not been recasted for discontinued operations (2) Capital expenditures presented net of changes in accounts payable related to purchases of revenue earning equipment. (3) Free Cash Flow excludes acquisitions and changes in restricted cash. 50 Proprietary and Confidential

12/31/10 12/31/11 12/31/12 Cash Provided by Operating Activities from Continuing Operations 1,028$ 1,042$ 1,134$ Proceeds from Sales (Primarily Revenue Earning Equipment) 235 300 413 Proceeds from Sale and Leaseback of Assets - 37 130 Collections of Direct Finance Leases 62 62 72 Other, net 3 - - Total Cash Generated 1,328 1,442 1,749 Capital Expenditures (1) (1,070) (1,699) (2,133) Free Cash Flow (2) 258$ (257)$ (384)$ Memo: Depreciation Expense 834$ 872$ 940$ Gains on Vehicle Sales, Net 29$ 63$ 89$ 01/31/13 ($ Millions) (1) Capital expenditures presented net of changes in accounts payable related to purchases of revenue earning equipment. (2) Free Cash Flow excludes acquisitions and changes in restricted cash. Cash Flow Reconciliation 51 Proprietary and Confidential